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                                                                    Exhibit 24.1




                           DIRECTOR AND/OR OFFICER OF
                                ALBERTSON'S, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of Albertson's, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Lawrence R. Johnston, Felicia D. Thornton and John R. Sims, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statements on Form S-3 relating to the registration of Hybrid Income Term Security Units and/or common stock, par value $1.00 per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

               Executed as of this 29th day of March 2004.




     /s/ Lawrence R. Johnston                                 /s/ Felicia D. Thornton
-------------------------------------                   -------------------------------
      Lawrence R. Johnston                                    Felicia D. Thornton
  (Chairman of the Board, Chief                            (Executive Vice President
Executive Officer, President and                         and Chief Financial Officer)
            Director)

                                                              /s/ Cecil D. Andrus
-------------------------------------                   -------------------------------
          A. Gary Ames                                          Cecil D. Andrus
            (Director)                                            (Director)

      /s/ Pamela G. Bailey                                      /s/ Teresa Beck
-------------------------------------                   -------------------------------
        Pamela G. Bailey                                          Teresa Beck
           (Director)                                             (Director)

       /s/ Henry I. Bryant                                    /s/ Paul I. Corddry
-------------------------------------                   -------------------------------
         Henry I. Bryant                                        Paul I. Corddry
           (Director)                                             (Director)

       /s/ Bonnie G. Hill                                     /s/ Jon C. Madonna
-------------------------------------                   -------------------------------
         Bonnie G. Hill                                         Jon C. Madonna
           (Director)                                             (Director)

      /s/ Beth M. Pritchard                                   /s/ Beatriz Rivera
-------------------------------------                   -------------------------------
        Beth M. Pritchard                                       Beatriz Rivera
           (Director)                                             (Director)


-------------------------------------                   -------------------------------
           J. B. Scott                                          Will M. Storey
           (Director)                                             (Director)